Exhibit 99.1

LifeMap Sciences Adds Products Through Partnership with ProSpec-Tany TechnoGene

- BioTime Subsidiary offers 100 select recombinant proteins in its BioReagents Portal -

ALAMEDA, Calif.--(BUSINESS WIRE)--April 10, 2013--LifeMap Sciences, Inc., a subsidiary of BioTime, Inc. (NYSE MKT: BTX), announced today that it is now offering 100 selected ProSpec-Tany TechnoGene (ProSpec) manufactured recombinant proteins related to stem cell research in its recently launched LifeMap BioReagents™ portal (http://bioreagents.lifemapsc.com) to researchers worldwide. ProSpec’s innovative recombinant proteins, including growth factors, signaling molecules, differentiation factors, hormones, cytokines and chemokines will complement the current BioTime research product lines available via LifeMap BioReagents™, including BioTime’s PureStem™ human progenitor cell lines, PureStem™ packages, clinical and research grade human embryonic stem cell lines (hES), ESpan™ growth media for progenitor cell lines, and cell differentiation media.

The addition of ProSpec products reflects LifeMap Sciences’ execution of its strategy to market a growing catalog of research products to aid scientists in a variety of fields, including stem cell research, developmental biology, mechanisms of various human diseases and drug and therapeutic discovery.

LifeMap Sciences holds an exclusive, worldwide license to market GeneCards® (www.genecards.org), the human gene compendium, and MalaCards (www.malacards.org), a database with nearly 17,000 human disease entries, from Yeda Research and Development Company Ltd., the commercial arm of the Weizmann Institute of Science. Additionally, it has recently launched version 1.1 of LifeMap Discovery™, a comprehensive embryonic development and stem cell compendium, a database owned and developed by LifeMap Sciences. According to Google Analytics, the sites have generated more than 2,000,000 unique visitors with more than 13,000,000 page views in the past 12 months. Links from LifeMap Discovery™ to BioTime and ProSpec manufactured products in the LifeMap BioReagents™ portal will enable researchers who access the database to become familiar with, and purchase, products that relate directly to the types of cells, genes or diseases that they are studying and can assist them in various research projects.

“We are pleased to meet this significant milestone in our e-Commerce strategy,” stated Yaron Guan-Golan, Head of Marketing at LifeMap Sciences. “Our growing LifeMap Discovery™ user base will now be able to identify high quality recombinant proteins that can be helpful for their research and purchase them via LifeMap BioReagents™. This will increase LifeMap BioReagents™ brand awareness and the quality of our offering to the global biomedical research community.”

About LifeMap Sciences, Inc.

LifeMap Sciences’ (www.lifemapsc.com) core technology and business is based on its integrated database suite, the discovery platform for biomedical and stem cell research. This platform includes GeneCards®, the leading human gene database; LifeMap Discovery™, the database of embryonic development, stem cell research and regenerative medicine; and MalaCards, the human disease database. LifeMap Sciences also markets PanDaTox, an innovative, recently developed, searchable database that can aid in the discovery of new antibiotics and biotechnologically beneficial products.

In addition to database offerings, LifeMap Sciences is BioTime’s principal marketing subsidiary for research products, including PureStem™ human progenitor cell lines, GMP human embryonic stem (hES) cell lines, ESpan™ growth media for progenitor cell lines, and cell differentiation media for non-therapeutic uses, via its LifeMap BioReagents™ portal. LifeMap Sciences utilizes its databases as part of its online marketing strategy to reach life sciences researchers at biotech and pharmaceutical companies and at academic institutions and research hospitals worldwide.

In a therapeutic discovery collaboration with BioTime, LifeMap’s scientists utilize LifeMap’s proprietary platform, including LifeMap Discovery™, its stem cell database along with the GeneCards® and MalaCards integrated database suite, to aid in the development of BioTime’s proprietary PureStem™ human progenitor cell lines into products for the treatment of human diseases, especially degenerative diseases that might be treatable with cell replacement therapies. The LifeMap Discovery™ platform will be used to select the progenitor cell lines that are most likely to be useful in developing cell-based regenerative medicine therapies for a wide range of diseases.

About ProSpec-Tany TechnoGene Ltd.

ProSpec (Protein-Specialists) is a leading biotechnology company having over 19 years of experience specializing in production of bacterial-derived recombinant proteins. ProSpec produces a wide array of Cytokines, Growth Factors, Chemokines, Hormones, Enzymes, Viral Antigens and many other recombinant proteins.

ProSpec’s proprietary protein purification technologies with over a decade of extensive experience result in low production costs, high yield, production efficiency, utmost pure products and uncompromising biological activity at competitive prices. ProSpec provides custom in-house production services of recombinant proteins tailored to the customer's needs.

ProSpec provides proteins, services and technology license to a broad range of customers around the globe from academic and government research institutions, biotechnology and pharmaceutical companies, as well as hospitals and reference laboratories.

ProSpec's goal is to supply proteins which are crucial to the research industry to meet and exceed quality, consistency and requirements by our customers worldwide. The company welcomes partnerships with pharmaceutical and industrial companies for development of future proteins.

About BioTime, Inc.

BioTime, headquartered in Alameda, California, is a biotechnology company focused on regenerative medicine and blood plasma volume expanders. Its broad platform of stem cell technologies is enhanced through subsidiaries focused on specific fields of application. BioTime develops and markets research products in the fields of stem cells and regenerative medicine, including a wide array of proprietary PureStem™ cell lines, HyStem® hydrogels, culture media, and differentiation kits. BioTime is developing Renevia™ (formerly known as HyStem®-Rx), a biocompatible, implantable hyaluronan and collagen-based matrix for cell delivery in human clinical applications. BioTime's therapeutic product development strategy is pursued through subsidiaries that focus on specific organ systems and related diseases for which there is a high unmet medical need. BioTime's majority owned subsidiary Cell Cure Neurosciences Ltd. is developing therapeutic products derived from stem cells for the treatment of retinal and neural degenerative diseases. BioTime's subsidiary OrthoCyte Corporation is developing therapeutic applications of stem cells to treat orthopedic diseases and injuries. Another subsidiary, OncoCyte Corporation, focuses on the diagnostic and therapeutic applications of stem cell technology in cancer, including the diagnostic product PanC-Dx™ currently being developed for the detection of cancer in blood samples. ReCyte Therapeutics, Inc. is developing applications of BioTime's proprietary induced pluripotent stem cell technology to reverse the developmental aging of human cells to treat cardiovascular and blood cell diseases. BioTime's subsidiary LifeMap Sciences, Inc. markets GeneCards®, the leading human gene database, as part of an integrated database suite that also includes the LifeMap Discovery™ database of embryonic development, stem cell research and regenerative medicine, and MalaCards, the human disease database. LifeMap Sciences also markets BioTime research products and PanDaTox, an innovative, recently developed, searchable database that can aid in the discovery of new antibiotics and biotechnologically beneficial products. Asterias Biotherapeutics, Inc. is a new subsidiary being used to acquire the stem cell assets of Geron Corporation, including patents and other intellectual property, biological materials, reagents and equipment for the development of new therapeutic products for regenerative medicine. BioTime's lead product, Hextend®, is a blood plasma volume expander manufactured and distributed in the U.S. by Hospira, Inc. and in South Korea by CJ CheilJedang Corporation under exclusive licensing agreements. Additional information about BioTime can be found on the web at www.biotimeinc.com.

Forward-Looking Statements

Statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development, and potential opportunities for BioTime and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements and as such should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

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CONTACT:
BioTime, Inc.
Peter Garcia
Chief Financial Officer
510-521-3390, ext 367
pgarcia@biotimemail.com
or
Judith Segall
510-521-3390, ext 301
jsegall@biotimemail.com
or
LifeMap Sciences, Inc.
Kenneth Elsner
COO
781-826-7719
ke@lifemapsc.com